UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2005

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

ITEM 7.01

REGULATION FD DISCLOSURE

On November 22, 2005, the Registrant announced the Company’s financial results for the first fiscal quarter ended September 30, 2005.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

99.1

News Release issued by the Registrant on November 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  November 22, 2005

By:

/s/   Keith R. Feilmeier

Keith R. Feilmeier, Chairman, President and

Chief Executive Officer